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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported):  May 20, 1996




                        CHECKERS DRIVE-IN RESTAURANTS, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Delaware                           0-19649              58-1654960
- -----------------------------        -----------------     --------------------
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)        Identification No.)



       600 Cleveland Street, 8th Floor
             Clearwater, Florida                                    34615
- -------------------------------------------------              ----------------
    (Address of principal executive offices)                         (Zip
Code)





Registrant's telephone number, including area code:               813-441-3500



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                       This Instrument contains 5 pages.

                      The Exhibit Index appears on Page 4.





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ITEM 5.  OTHER EVENTS.


MANAGEMENT CHANGES

         On May 20, 1996, the Registrant announced that Keith J. Kinsey,
Executive Vice President, Chief Operating Officer and Chief Financial Officer, will resign his positions as of May 24, 1996. Mr. Kinsey will remain on the Board of Directors. Mr. Kinsey has accepted a position as President of Big
Sky Bread Company of Cincinnati, Ohio.

         James T. Holder, currently Vice President, General Counsel and
Secretary, will assume the additional responsibilities of Chief Financial
Officer. Mr. Holder is a C.P.A. and practiced accounting with the firm of Coopers & Lybrand from 1983 to 1986.

         All operations executives will now report directly to Mr. Albert J.
DiMarco, President and Chief Executive Officer.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired.

                 None.

         (b)     Pro Forma Financial Information.

                 None.

         (c)     Exhibits.

             Exhibit
             Number                                         Exhibit Description
             ------                                         -------------------

             99.1          Press Release of the Registrant dated May 20, 1996.

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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 CHECKERS DRIVE-IN RESTAURANTS, INC.



                                 By:  /s/ Albert J. DiMarco
                                    ------------------------------------------
                                          Albert J. DiMarco
                                          President and Chief Executive Officer

Dated:  May 23, 1996



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                                 EXHIBIT INDEX


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                                                                                               Pagination By
        Exhibit                                                                                  Sequential
         Number                             Exhibit Description                               Numbering System
         ------                             -------------------                               -----------------
        99.1        Press Release of the Registrant dated May 20, 1996.                               5


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